EXHIBIT 10.10

                             SUN NETWORK GROUP, INC.
                         5670 WILSHIRE BLVD., SUITE 1300
                          LOS ANGELES, CALIFORNIA 90036


                                October 15, 2003


AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.)
AJW Qualified Partners, LLC (f/k/a/ Pegasus Capital Partners, LLC) 1044 Northern Boulevard
Suite 302
Roslyn, New York 11576


         RE: SUN NETWORK GROUP, INC. (THE "COMPANY") - AMENDMENT OF SECURITIES PURCHASE AGREEMENT

Ladies and Gentlemen:

         This letter sets forth the agreement of the parties hereto to provide for the amendment of that certain Securities Purchase Agreement, dated as of June 27, 2002, by and among the Company and each of the investors set forth on the signature pages hereto (the "Purchase Agreement").

         By execution hereof, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that
Section 4(h) of the Purchase Agreement is hereby amended and restated in its entirety to provide as follows:

         "h. AUTHORIZATION AND RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Debentures and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith (based on the Conversion Price of the Debentures or Exercise Price of the Warrants in effect from time to time) and as otherwise required by the Debentures. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Debentures and exercise of the Warrants without the consent of each Buyer. The Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at an amount ("RESERVED AMOUNT") equal to no less than two (2) times the number that is then actually issuable upon full conversion of the Debentures and Additional Debentures and upon exercise of the Warrants and the Additional Warrants (based on the Conversion Price of the Debentures or the Exercise Price of the Warrants in effect from time to time). If at any time the number of

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shares of Common Stock authorized and reserved for issuance ("AUTHORIZED AND
RESERVED SHARES") is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this
Section 4(h), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount. If the Company fails to obtain such stockholder approval within thirty (30) days following the date on which the Reserved Amount exceeds the number of Authorized and Reserved Shares, the Company shall pay to the Borrower the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Buyer. If the Buyer elects to be paid the Standard Liquidated Damages Amount in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment. In order to ensure that the Company has authorized a sufficient amount of shares to meet the Reserved Amount at all times, the Company must deliver to the Buyer at the end of every month a list detailing (1) the current amount of shares authorized by the Company and reserved for the Buyer; and (2) amount of shares issuable upon conversion of the Debentures and upon exercise of the Warrants and as payment of interest accrued on the Debentures for one year. If the Company fails to provide such list within five (5) business days of the end of each month, the Company shall pay the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Buyer, until the list is delivered. If the Buyer elects to be paid the Standard Liquidated Damages Amount in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment."










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         Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.


                                       Sincerely,

                                       SUN NETWORK GROUP, INC.

                                       /s/ T. Joseph Coleman
                                       ______________________________
                                       T. Joseph Coleman
                                       President and Executive Officer

ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC

/s/ Corey S. Ribotsky
___________________________________
Corey S. Ribotsky, Manager



NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky, Manager


AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky, Manager


AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky, Manager

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